UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
September 28, 2023
(Date of Report)
(Date of earliest event reported)
JOHN WILEY & SONS, INC.
(Exact name of registrant as specified in its charter)
New York
(State or other jurisdiction of incorporation)

001-11507	13-5593032

(Commission File Number)	(IRS Employer Identification No.)
111 River Street, Hoboken New Jersey	07030

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:	(201) 748-6000

Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $1.00 per share	WLY	New York Stock Exchange
Class B Common Stock, par value $1.00 per share	WLYB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 – Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders (the “Annual Meeting”) of John Wiley & Sons, Inc. (the “Company”) was held on September 28, 2023. Of the 46,181,453 shares of the Company's Class A common stock and 9,026,066 shares of the Company’s Class B common stock issued and outstanding as of the close of business on the record date, August 1, 2023, 43,553,767 Class A shares, or 94.31%, and 8,764,160 Class B shares, or 97.9%, were represented in person or by proxy at the Annual Meeting.

The results of the matters submitted to a shareholder vote at the Annual Meeting were as follows:

Proposal 1: Election of Directors:

The shareholders (with Class A and Class B common shareholders each voting as a separate class) elected all nominees to serve as directors until the 2024 Annual Meeting or upon the election and qualification of their successors. The results of the vote taken were as follows:

	For	Withheld	Broker Non-Votes
Vote Results for Class A Common Shareholders
Beth Birnbaum	24,622,690	16,908,158	2,022,919
Brian O. Hemphill	30,800,931	10,729,917	2,022,919
Inder M. Singh	40,007,785	1,523,063	2,022,919

	For	Withheld	Broker Non-Votes
Vote Results for Class B Common Shareholders
Mari J. Baker	8,543,476	79,263	141,421
George Bell	8,620,543	2,196	141,421
David C. Dobson	8,620,543	2,196	141,421
Raymond W. McDaniel, Jr.	8,619,581	3,158	141,421
Brian A. Napack	8,620,555	2,184	141,421
William J. Pesce	8,620,555	2,184	141,421
Jesse C. Wiley	8,620,555	2,184	141,421

Proposal 2: Ratification of the Appointment of Independent Registered Public Accounting Firm

The shareholders (with Class A and Class B common shareholders voting together) ratified the selection, by the Audit Committee of the Board of Directors, of PricewaterhouseCoopers LLP, an independent registered public accounting firm, as auditors of the Company for the fiscal year ending April 30, 2024. The results of the vote taken were as follows:

For	Against	Abstain
13,073,657	26,931	18,949

Proposal 3: Non-Binding Advisory Vote on Whether an Advisory Vote on Compensation of Named Executive Officers Should be Held Every One, Two, or Three Years

The shareholders (with Class A and Class B common shareholders voting together) approved the advisory resolution on the frequency of future advisory votes to approve executive compensation. The results of the vote taken were as follows:

Every One (1) Year	Every Two (2) Years	Every Three (3) Years	Abstain	Broker Non Votes
12,568,386	877	189,929	16,632	343,713

Consistent with the Board’s recommendation and the vote of shareholders, the Company will continue to hold future say-on-pay votes on an annual basis until the next required vote on the frequency of say-on-pay votes is presented to shareholders, which the Company expects will be at its 2029 Annual Meeting.

Proposal 4: Non-Binding Advisory Vote on the Compensation of Named Executive Officers

The shareholders (with Class A and Class B common shareholders voting together) approved the advisory resolution on the compensation of the Company’s named executive officers. The results of the vote taken were as follows:

For	Against	Abstain	Broker Non-Votes
12,554,051	204,314	17,459	343,713

Item 9.01 Financial Statements and Exhibits.

Exhibit No. Description

Exhibit 104    Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JOHN WILEY & SONS, INC.
(Registrant)

By	/s/ Brian A. Napack
Brian A. Napack
President and Chief Executive Officer

By	/s/ Christina Van Tassell
Christina Van Tassell
Executive Vice President and Chief Financial Officer

Dated: October 3, 2023